Exhibit 10.12
NOTICE OF EXTENSION
OF FACILITY COMMITMENT
TERMINATION DATE

Aaron’s Program Manager
Truist Bank
Program Lending
303 Peachtree Street, N.E., 25th Floor
Atlanta, Georgia 30308
Truist Bank
Agency Services
303 Peachtree Street, N.E., 25th Floor
Atlanta, Georgia 30308
Attention: Agency Services
Telecopy Number: (404) 495-2170

February 10, 2023
Ladies and Gentlemen,
Reference is made to the Loan Facility Agreement and Guaranty dated as of April 1, 2022 (as amended and in effect on the date hereof, the “Loan Facility Agreement”), among Aaron’s, LLC, a Georgia limited liability company (“Sponsor”), Holdings, the Participants from time to time party thereto and Truist Bank (“Servicer”). Terms defined in the Loan Facility Agreement are used herein with the same meanings.
This notice constitutes a notice of extension of the Facility Commitment Termination Date in accordance with the terms of Section 2.8 of the Loan Facility Agreement, and the Sponsor hereby requests, in accordance with the terms of Section 2.8 of the Loan Facility Agreement, that the Participants extend the current Facility Commitment Termination Date of March 31, 2023 for an additional 364-day period to March 30, 2024.
Very truly yours,
AARON’S, LLC
By
Name:
Title:

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